NUVEEN NWQ MULTI-CAP VALUE FUND

NUVEEN TRADEWINDS VALUE OPPORTUNITIES FUND

SUPPLEMENT DATED JUNE 16, 2014

TO THE PROSPECTUS DATED OCTOBER 31, 2013

The following changes apply to Nuveen NWQ Multi-Cap Value Fund and Nuveen Tradewinds Value Opportunities Fund (each referred to as the “Fund”):

Class B shares of the Fund will be converted to Class A shares of the Fund at the close of business on June 23, 2014. Therefore, Class B shares of the Fund will no longer be available through an exchange from other Nuveen Mutual Funds after that date.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-NWQP-0614P